UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2009

ALTRA HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts	02184
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 3, 2009, Altra Holdings, Inc. (“the Company”) announced certain unaudited financial results for the second quarter of 2009. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein. On August 4, 2009, the Company will hold a conference call with investors to discuss second quarter results. The chart presentation to be used during the call is attached hereto as Exhibit 99.2 to this report and is incorporated by reference herein. (Also filed pursuant to Item 8.01)

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press release of Altra Holdings, Inc., dated August 3, 2009, announcing certain unaudited financial results for the second quarter of 2009.

99.2	Charts to be used during the investor conference call on August 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA HOLDINGS, INC.

/s/ Carl R. Christenson
Name: Carl R. Christenson
Title: Chief Executive Officer

Date: August 4, 2009

EXHIBIT INDEX

99.1	Press release of Altra Holdings, Inc., dated August 3, 2009, announcing certain unaudited financial results for the second quarter of 2009.

99.2	Charts to be used during the investor conference call on August 4, 2009.